SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 21, 2001

                              PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

   Delaware                                              1-11596                                             58-1954497
 (State or other                                 (Commission File                                     (IRS Employer
jurisdiction of                                     Number)                                                 Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                                               32653
 (Address of principal executive offices)                                                               (Zip Code)

Registrant's telephone number, including area code     (352) 373-4200

                                              Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Perma-Fix Environmental Service, Inc. (the "Company") has set June 13, 2001, as the date for the Company's 2001 annual meeting of shareholders. The date of the Company's 2000 annual meeting of shareholders was December 13, 2000. For a shareholder proposal to be considered for inclusion in the proxy statement and form of proxy for the 2001 annual meeting of shareholders, the proposal must be received by the Company's Secretary within a reasonable time before April 25, 2001, the approximate date the Company expects to begin printing and mailing the proxy materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 PERMA-FIX ENVIRONMENTAL
                                                                                 SERVICES, INC.

                                                                                 By:   /s/ Richard T. Kelecy
                                                                                       Richard T. Kelecy
                                                                                       Chief Financial Officer

Dated:  April 6, 2001

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